1st QUARTER 2021 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of March 31, 2021, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Overview Supplemental Disclosure Quarter Ended March 31, 2021 - 2 -

Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 Financial Data Portfolio Data Table of Contents Supplemental Disclosure Quarter Ended March 31, 2021 - 3 -

(unaudited, dollars in thousands, except par values and share amounts) 03/31/21 12/31/20 ASSETS: Real Estate Investments: Land 881,914$ 881,872$ Building and improvements 2,275,816 2,274,680 3,157,730 3,156,552 Less: accumulated depreciation 474,801 460,165 2,682,929 2,696,387 Mortgage note receivable 4,939 4,959 Real Estate Investments, net 2,687,868 2,701,346 Cash and cash equivalents 4,843 4,822 Restricted cash 2,149 1,814 Tenant and other receivables, net 59,269 58,756 Acquired lease intangible assets, net 48,340 50,110 Prepaid expenses 3,305 4,811 Deferred charges, net 21,928 22,893 Other assets 17,069 17,296 TOTAL ASSETS 2,844,771$ 2,861,848$ LIABILITIES: Term loan 298,615$ 298,524$ Credit facility 11,458 45,238 Senior Notes 944,045 943,655 Mortgage notes payable 86,247 86,509 Acquired lease intangible liabilities, net 123,056 125,796 Accounts payable and accrued expenses 42,497 17,687 Tenants' security deposits 6,781 6,854 Other liabilities 44,882 46,426 TOTAL LIABILITIES 1,557,581 1,570,689 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,499,420 1,497,662 Dividends in excess of earnings (294,983) (289,309) Accumulated other comprehensive loss (7,358) (8,812) Total Retail Opportunity Investments Corp. stockholders' equity 1,197,091 1,199,553 Non-controlling interests 90,099 91,606 TOTAL EQUITY 1,287,190 1,291,159 TOTAL LIABILITIES AND EQUITY 2,844,771$ 2,861,848$ The Company's Form 10-Q for the quarter ended March 31, 2021, and Form 10-K for the year ended December 31, 2020 should be read in conjunction with the above information. Balance Sheets Supplemental Disclosure Quarter Ended March 31, 2021 - 4 -

(unaudited, in thousands, except per share amounts) Three Months Ended Three Months En 03/31/21 03/31/20 03/31/21 REVENUES: Rental revenue (1) 68,904$ 74,197$ 280,388$ Other income 283 675 3,726 TOTAL REVENUES 69,187 74,872 284,114 OPERATING EXPENSES: Property operating 10,559 10,604 41,050 Property taxes 8,606 7,989 33,288 Depreciation and amortization 23,040 24,278 97,731 General and administrative expenses 4,375 3,944 16,755 Other expense 153 64 843 TOTAL OPERATING EXPENSES 46,733 46,879 189,667 OPERATING INCOME 22,454 27,993 94,447 NON-OPERATING EXPENSES: Interest expense and other finance expenses (14,480) (14,857) (59,726) NET INCOME 7,974 13,136 34,721 NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS (559) (1,134) (2,707) NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP. 7,415$ 12,002$ 32,014$ NET INCOME PER COMMON SHARE - BASIC 0.06$ 0.10$ 0.27$ NET INCOME PER COMMON SHARE - DILUTED 0.06$ 0.10$ 0.27$ Weighted average common shares outstanding - basic 117,740 115,970 116,732 Weighted average common shares outstanding - diluted 126,874 127,181 126,627 (1) RENTAL REVENUE Base rents 50,907$ 52,106$ Recoveries from tenants 17,325 17,417 Straight-line rent 18 (89) Amortization of above- and below-market rent 2,232 5,478 Bad debt (1,578) (715) TOTAL RENTAL REVENUE 68,904$ 74,197$ -$ The Company's Form 10-Q for the quarters ended March 31, 2021 and March 31, 2020 should be read in conjunction with the above information. Income Statements Supplemental Disclosure Quarter Ended March 31, 2021 - 5 -

(unaudited, in thousands, except per share amounts) Three Months Ended Three Month 03/31/21 03/31/20 03/31/21 Funds from Operations (FFO) (1) : Net income attributable to ROIC common stockholders 7,415$ 12,002$ 32,014$ Plus: Depreciation and amortization expense 23,040 24,278 97,731 FUNDS FROM OPERATIONS - BASIC 30,455 36,280 129,745 Net income attributable to non-controlling interests 559 1,134 2,707 FUNDS FROM OPERATIONS - DILUTED 31,014$ 37,414$ 132,452$ FUNDS FROM OPERATIONS PER SHARE - BASIC 0.26$ 0.31$ 1.11$ FUNDS FROM OPERATIONS PER SHARE - DILUTED 0.24$ 0.29$ 1.05$ Weighted average common shares outstanding - basic 117,740 115,970 116,732 Weighted average common shares outstanding - diluted 126,874 127,181 126,627 Common dividends per share 0.11$ 0.20$ 0.2000$ FFO Payout Ratio 45.8% 69.0% 19.0% Additional Disclosures: Non Cash Expense (Income) Straight line rent (18)$ 89$ (1,079)$ Above/below market rent amortization, net (2,232) (5,478) (17,654) Non-cash interest expense 73 73 293 Deferred financing costs and mortgage premiums, net 591 526 2,219 Stock based compensation 2,063 1,856 8,914 Capital Expenditures Tenant improvements 3,336$ 5,877$ -$ Leasing commissions 355 497 - Building improvements 132 229 - Reimbursable property improvements 106 387 - Pad and other development 2,551 2,906 - Value enhancing tenant improvements 1,266 2,080 - The above does not purport to disclose all items required under GAAP. (1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. Funds From Operations Supplemental Disclosure Quarter Ended March 31, 2021 - 6 -

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended March 31, 2021

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 6,792	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,136	4.96%	3.80%	07/01/22	1.3%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.9%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.6%
Net unamortized premiums/deferred financing charges	819				
Total Mortgage Debt	86,247	4.33%	3.76%	3.1 Years (WA)	6.3%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	18.5%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	18.5%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	14.9%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	18.5%
Net unamortized discounts/deferred financing charges	(5,955)				
Total Unsecured Senior Notes	944,045	4.30%	4.41%	4.6 Years (WA)	70.4%
Term Loan:					
Interest rate swaps	100,000	3.59%	3.59%	8/31/2022	7.4%
Interest rate swaps	200,000	2.74%	2.74%	8/31/2022	14.9%
Total Term Loan	300,000	3.02%	3.02%		22.3%
Total Fixed Rate Debt	**1,330,292**	**4.02%**	**4.06%**	**4.5 Years (WA)**	**99.0%**
Variable Rate Debt					
Credit Facility	14,000	1.01%	1.01%	02/20/24 (1)	1.0%
Net unamortized deferred financing charges	(2,542)				
Credit Facility, net	11,458				
Term Loan	300,000			01/20/25	
Net unamortized deferred financing charges	(1,385)				
Term Loan, net	298,615				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**10,073**	**1.01%**	**1.01%**	**3.8 Years (WA)**	**1.0%**
TOTAL DEBT	**$ 1,340,365**	**3.99%**	**4.03%**	**4.3 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(993)				
Net unamortized discounts on notes	2,820				
Net unamortized deferred financing charges	7,236				
Total Principal Debt	**$ 1,349,428**				

(1) Does not include extension options available to ROIC.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing -$ -$ -$ -$ 565$ 0.0% 23,129 - - - 24,132 1.8% - - - 250,000 250,686 18.6% 26,000 14,000 - 250,000 290,708 21.5% 32,787 - 300,000 - 333,337 24.7% - - - 200,000 200,000 14.9% - - - 250,000 250,000 18.5% - - - - - - % 81,916$ 14,000$ 300,000$ 950,000$ 1,349,428$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,514,763 94.5% Encumbered properties 552,471 5.5% 10,067,234 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,264,000$ 93.7% Secured principal debt 85,428 6.3% Total Principal Debt 1,349,428$ 100.0% (1) Does not include extension options available to ROIC. 88 Thereafter - 3,512$ Number of Properties 84 4 Year Payments 2022 1,003 Mortgage Principal due at Maturity Amount 2021 565$ Mortgage Principal 2023 686 2024 708 2025 550 2026 - 2027 - Summary of Debt Outstanding, continued (1) Supplemental Disclosure Quarter Ended March 31, 2021 - 8 -

Supplemental Disclosure
Quarter Ended March 31, 2021

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	03/31/21	12/31/20	09/30/20	06/30/20	03/31/20
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.2x	3.4x	3.1x	3.0x	3.5x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.1x	3.3x	3.1x	2.9x	3.5x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.3x	7.5x	7.3x	7.9x	7.0x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.2x	7.1x	7.1x	7.2x	7.1x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	47.4%	48.3%	49.3%	51.8%	50.3%
Total principal debt/undepreciated book value	40.7%	41.6%	42.8%	45.4%	44.2%
Secured principal debt/undepreciated book value	2.6%	2.6%	2.5%	2.5%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	117,813	117,409	117,264	116,962	115,440
Operating partnership units (OP units) outstanding	8,867	8,966	9,111	9,413	10,934
Common stock price per share	$ 15.87	$ 13.39	$ 10.42	$ 11.33	$ 8.29
Total equity market capitalization	$ 2,010,409	$ 1,692,160	$ 1,316,827	$ 1,431,828	$ 1,047,648
Total principal debt	1,349,428	1,383,580	1,439,228	1,569,373	1,489,515
TOTAL MARKET CAPITALIZATION	$ 3,359,837	$ 3,075,740	$ 2,756,055	$ 3,001,201	$ 2,537,163
Unsecured Senior Notes Financial Covenants: [(1)]					
Total debt to total assets not to exceed 60%	43.0%	44.1%	45.4%	48.1%	46.9%
Total secured debt to total assets not to exceed 40%	2.7%	2.7%	2.7%	2.6%	2.7%
Total unencumbered assets to total unsecured debt not to be less than 150%	262.5%	227.5%	220.9%	207.7%	213.5%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.1x	3.2x	3.2x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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Supplemental Disclosure
Quarter Ended March 31, 2021

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$	1,961	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	95.0%		2,376	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	95.2%		2,894	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.3%		1,904	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	92.4%		1,313	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,357	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%		2,424	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	96.6%		3,929	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%		2,676	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	98.8%		13,089	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket (2), TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	89.8%		1,827	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%		2,324	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%		2,476	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	88.6%		4,077	Sprouts Market, Kroger (Ralph's) Supermarket (2), Rite Aid Pharmacy (2)
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	87.1%		2,122	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	97.7%		1,805	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.2%		3,610	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	90.2%		4,727	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%		1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.6%		3,488	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**95.5%**	**$**	**62,647**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	96.0%	$	2,238	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	97.0%		1,829	Safeway (Vons) Supermarket, CVS Pharmacy (2)
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	97.7%		2,894	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	96.8%		2,115	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,836	98.8%		1,821	AA Supermarket, Ross Dress For Less, Autozone
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%		4,137	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.8%		2,448	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.9%		3,591	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	91.1%		2,778	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,312**	**96.9%**	**$**	**23,851**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	96.0%	$	3,485	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	88.9%		2,388	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%		1,579	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0%		2,102	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		966	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	98.6%		3,335	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,852	91.8%		2,976	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**700,296**	**96.0%**	**$**	**16,831**	
Southern California Totals					**4,727,367**	**95.9%**	**$**	**103,329**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2021.

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Supplemental Disclosure
Quarter Ended March 31, 2021

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	98.6%		3,920	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.0%		2,177	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,481	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		560	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	99.2%		3,019	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0%		1,488	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	97.6%		2,243	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,653	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%		1,811	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,329	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	95.3%		2,598	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,360	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,023	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%		1,574	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	94.4%		1,395	Safeway Supermarket
San Francisco metro area total					**1,297,014**	**97.8%**	**$**	**33,102**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	89.7%	$	2,745	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	89.6%		971	CVS Pharmacy
Sacramento metro area total					**287,759**	**89.7%**	**$**	**3,716**	
Northern California Totals					**1,584,773**	**96.3%**	**$**	**36,818**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
*Denotes properties in same center pool for 1Q 2021.

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Supplemental Disclosure
Quarter Ended March 31, 2021

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	874	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,681	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,537	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	99.2%		2,066	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	69.2%		1,434	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%		2,559	WinCo Foods (2), Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	97.4%		1,909	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,873	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,147	97.7%		11,618	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,417	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%		2,647	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,640	98.0%		2,314	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		3,088	National Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	93.4%		1,018	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,037	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,379	98.0%		880	Walmart Neighborhood Market
Seattle metro area total					**2,003,052**	**97.5%**	**$**	**42,642**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,812	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,850	Kroger (Fred Meyer) Supermarket (2)
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,846	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0%		1,896	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,318	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%		1,418	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%		2,631	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	98.3%		1,069	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%		2,086	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,943	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,515	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,605	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,292	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%		2,123	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,275	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	91.2%		935	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.6%**	**$**	**32,447**	
Pacific Northwest Totals					**3,755,094**	**98.5%**	**$**	**75,089**	
TOTAL SHOPPING CENTERS					**10,067,234**	**96.9%**	**$**	**215,236**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 1Q 2021.

- 12 -

(unaudited, dollars in thousands) Three Months Ended Three Month 03/31/21 03/31/20 $ Change % Change 03/31/21 03/31/20 Number of shopping centers included in same-center analysis (1) 88 88 88 88 Same-center occupancy 96.9% 97.7% (0.8)% 96.9% 97.7% REVENUES: Base rents 50,710$ 51,945$ (1,235)$ (2.4%) 204,148$ 203,334$ Percentage rent 182 93 89 95.7% 505 1,324 Recoveries from tenants 17,083 17,278 (195) (1.1%) 66,336 66,255 Other property income 109 388 (279) (71.9)% 2,390 2,945 Bad debt (1,505) (486) (1,019) 209.7% (10,196) (1,417) TOTAL REVENUES 66,579 69,218 (2,639) (3.8%) 263,183 272,441 OPERATING EXPENSES: Property operating expenses 10,809 11,162 (353) (3.2%) 42,671 44,100 Property taxes 8,562 8,042 520 6.5% 33,091 31,783 TOTAL OPERATING EXPENSES 19,371 19,204 167 0.9% 75,762 75,883 SAME-CENTER CASH NET OPERATING INCOME 47,208$ 50,014$ (2,806)$ (5.6%) 187,421$ 196,558$ SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION GAAP Operating Income 22,454$ 27,993$ 94,447$ 115,370$ Depreciation and amortization 23,040 24,278 97,731 97,559 General and administrative expenses 4,375 3,944 16,755 17,831 Other expense 153 64 843 1,405 Straight-line rent (18) 89 (1,079) (3,083) Amortization of above- and below-market rent (2,232) (5,478) (17,654) (15,618) Property revenues and other expenses (2) (129) (150) (374) (142) TOTAL COMPANY CASH NET OPERATING INCOME 47,643 50,740 190,669 200,147 Non Same-Center Cash NOI (435) (726) (3,248) (3,589) SAME-CENTER CASH NET OPERATING INCOME 47,208$ 50,014$ 187,421$ 196,558$ (1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period. (2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments. Same-Center Cash Net Operating Income Analysis Supplemental Disclosure Quarter Ended March 31, 2021 - 13 -

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 18 898,425 9.2% 11,689$ 5.4% 2 Kroger Supermarkets 11 483,455 5.0% 7,538 3.5% 3 SaveMart Supermarkets 4 187,639 1.9% 3,983 1.8% 4 JP Morgan Chase 21 95,163 1.0% 3,185 1.5% 5 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,840 1.3% 7 Trader Joe's 8 96,714 1.0% 2,802 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,714 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.2% Top 10 Tenants Total 100 2,717,486 27.9% 43,240$ 20.0% Other Tenants 1,805 7,037,682 72.1% 171,996 80.0% Total Portfolio 1,905 9,755,168 100.0% 215,236$ 100.0% Top Ten Tenants Supplemental Disclosure Quarter Ended March 31, 2021 - 14 -

Supplemental Disclosure
Quarter Ended March 31, 2021

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	3	82,424	0.8%	1,126	0.5%	13.66
2022	15	468,274	4.8%	5,931	2.8%	12.67
2023	27	860,417	8.8%	13,542	6.3%	15.74
2024	15	505,124	5.2%	8,415	3.9%	16.66
2025	20	660,405	6.8%	9,095	4.2%	13.77
2026	19	677,019	6.9%	8,779	4.1%	12.97
2027	7	148,818	1.5%	2,196	1.0%	14.76
2028	14	514,446	5.3%	9,360	4.3%	18.19
2029	12	433,505	4.4%	7,976	3.7%	18.40
2030	7	267,773	2.7%	4,180	1.9%	15.61
2031+	24	859,486	8.9%	13,011	6.0%	15.14
	163	5,477,691	56.1%	$ 83,611	38.7%	$ 15.26

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	231	419,815	4.3%	13,317	6.2%	31.72
2022	284	597,604	6.1%	18,279	8.5%	30.59
2023	286	632,372	6.5%	20,037	9.3%	31.69
2024	259	615,117	6.3%	18,948	8.8%	30.80
2025	238	598,109	6.1%	17,764	8.3%	29.70
2026	164	437,361	4.5%	12,810	6.0%	29.29
2027	67	217,799	2.2%	6,316	2.9%	29.00
2028	56	178,742	1.8%	6,374	3.0%	35.66
2029	44	143,132	1.5%	4,600	2.1%	32.13
2030	40	116,234	1.2%	4,476	2.1%	38.51
2031+	73	321,192	3.4%	8,704	4.1%	27.10
	1,742	4,277,477	43.9%	$ 131,625	61.3%	$ 30.77

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	234	502,239	5.1%	14,443	6.7%	28.76
2022	299	1,065,878	10.9%	24,210	11.3%	22.71
2023	313	1,492,789	15.3%	33,579	15.6%	22.49
2024	274	1,120,241	11.5%	27,363	12.7%	24.43
2025	258	1,258,514	12.9%	26,859	12.5%	21.34
2026	183	1,114,380	11.4%	21,589	10.1%	19.37
2027	74	366,617	3.7%	8,512	3.9%	23.22
2028	70	693,188	7.1%	15,734	7.3%	22.70
2029	56	576,637	5.9%	12,576	5.8%	21.81
2030	47	384,007	3.9%	8,656	4.0%	22.54
2031+	97	1,180,678	12.3%	21,715	10.1%	18.39
	1,905	9,755,168	100.0%	$ 215,236	100.0%	$ 22.06

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 15 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended March 31, 2021

Leasing Summary

For the Three Months Ended March 31, 2021

New Leases	Non-Anchor		Anchor		Total	
Number of Leases		41		-		41
Gross Leasable Area (sq. ft.)		99,931		-		99,931
Initial Base Rent ($/sq. ft.) (1)	$	25.09	$	-	$	25.09
Tenant Improvements ($/sq. ft.)	$	0.05	$	-	$	0.05
Leasing Commissions ($/sq. ft.)	$	3.14	$	-	$	3.14
Weighted Average Lease Term (Yrs.) (2)		7.0		-		7.0

Renewals	Non-Anchor		Anchor		Total	
Number of Leases		64		2		66
Gross Leasable Area (sq. ft.)		146,535		46,975		193,510
Initial Base Rent ($/sq. ft.) (1)	$	29.18	$	10.19	$	24.57
Tenant Improvements ($/sq. ft.)	$	0.02	$	-	$	0.02
Leasing Commissions ($/sq. ft.)	$	-	$	-	$	-
Weighted Average Lease Term (Yrs.) (2)		3.9		5.0		4.2

Total	Non-Anchor		Anchor		Total	
Number of Leases		105		2		107
Gross Leasable Area (sq. ft.)		246,466		46,975		293,441
Initial Base Rent ($/sq. ft.) (1)	$	27.52	$	10.19	$	24.75
Tenant Improvements ($/sq. ft.)	$	0.03	$	-	$	0.03
Leasing Commissions ($/sq. ft.)	$	1.27	$	-	$	1.07
Weighted Average Lease Term (Yrs.) (2)		5.2		5.0		5.1

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 16 -

ROIC

Supplemental Disclosure
Quarter Ended March 31, 2021

Same-Space Comparative Leasing Summary

For the Three Months Ended March 31, 2021

New Leases	Non-Anchor	Anchor	Total
Comparative # of Leases	28	-	28
Comparative GLA (sq. ft.) (1)	56,228	-	56,228
Prior Base Rent ($/sq. ft.) (2)	$ 28.99	$ -	$ 28.99
Initial Base Rent ($/sq. ft.)	$ 30.42	$ -	$ 30.42
Percentage Change in Base Rents	4.9%	-	4.9%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -
Leasing Commissions ($/sq. ft.)	$ 3.74	$ -	$ 3.74
Weighted Average Lease Term (Yrs.) (3)	7.6	-	7.6

Renewals	Non-Anchor	Anchor	Total
Comparative # of Leases	64	2	66
Comparative GLA (sq. ft.)	146,535	46,975	193,510
Prior Base Rent ($/sq. ft.) (2)	$ 28.26	$ 9.92	$ 23.81
Initial Base Rent ($/sq. ft.)	$ 29.18	$ 10.19	$ 24.57
Percentage Change in Base Rents	3.2%	2.7%	3.2%
Tenant Improvements ($/sq. ft.)	$ 0.02	$ -	$ 0.02
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -
Weighted Average Lease Term (Yrs.) (3)	3.9	5.0	4.2

Total	Non-Anchor	Anchor	Total
Comparative # of Leases	92	2	94
Comparative GLA (sq. ft.) (1)	202,763	46,975	249,738
Prior Base Rent ($/sq. ft.) (2)	$ 28.46	$ 9.92	$ 24.98
Initial Base Rent ($/sq. ft.)	$ 29.52	$ 10.19	$ 25.89
Percentage Change in Base Rents	3.7%	2.7%	3.6%
Tenant Improvements ($/sq. ft.)	$ 0.02	$ -	$ 0.01
Leasing Commissions ($/sq. ft.)	$ 1.04	$ -	$ 0.84
Weighted Average Lease Term (Yrs.) (3)	4.9	5.0	4.9

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) 03/31/21 12/31/20 09/30/20 06/30/20 % leased at beginning of quarter 96.8% 96.8% 97.0% 97.7% % billed at beginning of quarter 92.8% 93.4% 94.2% 93.9% ABR of new leases signed/not yet commenced - at beginning of quarter 8,590$ 6,855$ 5,890$ 7,041$ less: ABR of new leases commenced during quarter (1,044) (929) (1,196) (844) less: ABR of new leases dismissed during quarter - - - (865) plus: ABR of new leases signed during quarter 2,008 2,664 2,161 558 ABR of new leases signed/not yet commenced - at end of quarter 9,554$ 8,590$ 6,855$ 5,890$ % leased at end of quarter 96.9% 96.8% 96.8% 97.0% % billed at end of quarter 92.8% 92.8% 93.4% 94.2% ABR of new leases commenced during quarter - actual cash received 177$ 140$ 179$ 183$ Leased vs. Billed Summary Supplemental Disclosure Quarter Ended March 31, 2021 - 18 -

Supplemental Disclosure
Quarter Ended March 31, 2021

COVID-19 Update

Tenant Type	% of Billed Base Rent Paid 4Q20 as of 2/18/21	% of Billed Base Rent Paid 1Q21 as of 4/22/21	% Open by ABR as of 4/22/21
Grocery	99.2%	99.3%	100.0%
Drug Store	99.3%	99.4%	100.0%
Automotive Supply	100.0%	99.9%	100.0%
Home Improvement	99.8%	99.8%	100.0%
Electronics	99.5%	99.5%	100.0%
Off-price	99.6%	99.1%	100.0%
Pet Supply	90.7%	88.7%	100.0%
Postal Services	95.4%	97.1%	100.0%
Sporting Goods	81.2%	79.0%	100.0%
Financial Services	98.8%	99.1%	99.9%
Home Decor	99.0%	99.0%	100.0%
Wireless	93.2%	98.5%	100.0%
Local Services	92.6%	93.4%	100.0%
Medical & Dental	96.8%	96.2%	98.9%
Fast Food Restaurants	94.6%	96.0%	99.7%
Limited Service Restaurants	85.5%	86.5%	97.8%
General Retail	95.8%	95.9%	98.2%
Non-retail	97.3%	98.7%	96.0%
Full Service Restaurants	78.5%	77.4%	100.0%
Salons	81.3%	85.7%	100.0%
Education	87.2%	90.7%	100.0%
Apparel	98.8%	98.4%	100.0%
Fitness	56.5%	51.4%	94.4%
Entertainment	64.8%	46.0%	88.7%
Total	**91.6%**	**91.8%**	**99.2%**

Anchor & Non-Anchor	% of Billed Base Rent Paid 4Q20 as of 2/18/21	% of Billed Base Rent Paid 1Q21 as of 4/22/21	% Open by ABR as of 4/22/21
Anchors	93.8%	92.7%	99.6%
Non-Anchors	90.3%	91.2%	98.9%
Total	**91.6%**	**91.8%**	**99.2%**

National, Regional & Local	% of Billed Base Rent Paid 4Q20 as of 2/18/21	% of Billed Base Rent Paid 1Q21 as of 4/22/21	% Open by ABR as of 4/22/21
National	94.7%	94.1%	99.7%
Regional	96.6%	97.3%	100.0%
Local	84.5%	86.0%	98.1%
Total	**91.6%**	**91.8%**	**99.2%**

Metro Market	% of Billed Base Rent Paid 4Q20 as of 2/18/21	% of Billed Base Rent Paid 1Q21 as of 4/22/21	% Open by ABR as of 4/22/21
Los Angeles	91.2%	91.9%	99.4%
Orange County	91.6%	93.2%	100.0%
San Diego	93.2%	92.1%	100.0%
Southern California	**91.6%**	**92.2%**	**99.6%**
San Francisco	91.3%	91.6%	99.1%
Sacramento	93.5%	94.5%	100.0%
Northern California	**91.6%**	**91.9%**	**99.2%**
Seattle	92.4%	92.8%	98.5%
Portland	90.8%	88.9%	98.9%
Pacific Northwest	**91.7%**	**91.1%**	**98.6%**
Total	**91.6%**	**91.8%**	**99.2%**

Data is to the best of ROIC's knowledge as of April 22, 2021. ROIC expects this data to change going forward.

- 19 -

Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Syed Hussaini Computershare syed.hussaini@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 Supplemental Disclosure Quarter Ended March 31, 2021 - 20 -